                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                                  JUNE 15, 2001
                ------------------------------------------------
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                               NOVO NETWORKS, INC.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




          DELAWARE                      0-28579                 75-2233445
(STATE OR OTHER JURISDICTION OF      COMMISSION FILE         (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)          NUMBER              IDENTIFICATION NO.)


                              300 CRESCENT COURT, SUITE 800
                  DALLAS, TEXAS                               75201
      ----------------------------------------              ----------
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)              (ZIP CODE)



                                 (214) 777-4100
               --------------------------------------------------
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE



          -------------------------------------------------------------
          (Former Name or former Address, if Changed Since Last Report)

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                              ITEM 5. OTHER EVENTS.

         On June 7, 2001, the Registrant issued a press release detailing changes in executive management and the Board of Directors. A copy of that press release is filed as Exhibit 99.1 to this Report.


                   ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

         99.1 Text of press release dated June 7, 2001.


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  June 15, 2001


                               Novo Networks, Inc.


                           By /s/ STUART J. CHASANOFF
                 ----------------------------------------------
                            Name: Stuart J. Chasanoff
                Title: Senior Vice President, General Counsel and
                                    Secretary

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                                Index to Exhibits

EXHIBIT
NUMBER                   DESCRIPTION
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
99.1            Text of June 7, 2001 Press Release